UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2015 (February 25, 2015)

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

3700 South Stonebridge Drive, McKinney, Texas 75070

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 569-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

e) On February 25, 2015, pursuant to the Company’s 2011 Incentive Plan (the 2011 Plan), the independent members of the Board of Directors (“Board”) of the Company (in the case of the Co-Chairmen and Chief Executive Officers) or the Compensation Committee (in the case of the other named executive officers (“NEOs”)) granted non-qualified stock options with a seven year term and an excise piece per share equal to the NYSE market closing price of Company common stock on February 25, 2015 ($53.61) to the following executives: Gary L. Coleman, 150,000 shares; Larry M. Hutchison, 150,000 shares; Frank M. Svoboda, 60,000 shares; Roger C. Smith, 90,000 shares; W. Michael Pressley, 60,000 shares; and Vern D. Herbel, 50,000 shares. On February 25, 2015, the following executives were also issued performance share unit awards (shown at target level) by the independent members of the Board or the Compensation Committee for the three year performance period commencing January 1, 2015 through December 31, 2017 to be earned and issued (from 0% if below threshold to 200% at maximum) based upon the extent the Company achieves performance goals set by the Compensation Committee (40% weight to three year growth in earnings per share, ranging from 4% to 12%), (30% weight to three year growth in underwriting income, ranging from 0% to 8%), and (30% weight to average return on equity over the three year period, ranging from 13.5% to 15.5%): Gary L. Coleman, 37,500 shares; Larry M. Hutchison, 37,500 shares; Frank M. Svoboda, 12,000 shares; Roger C. Smith, 18,000 shares; W. Michael Pressley, 12,000 shares and Vern D. Herbel, 7,500 shares. The independent members of the Board or the Compensation Committee also fixed 2015 annual cash bonus targets (amount payable to range from 50% of target bonus if below threshold to 150% of target bonus at maximum) for Messrs. Coleman, Hutchison, Svoboda, Smith and Pressley as follows: 40% weight to growth in earnings per share (ranging from 2% to 10%); 30% weight to growth in underwriting income (ranging from -1% to 7%) and 30% weight to return on equity (ranging from 13.7% to 16%). 2015 salaries were set as follows: $850,000 for Gary L. Coleman and Larry M. Hutchison; $480,000 for Frank M. Svoboda; $510,000 for Vern D. Herbel; $585,000 for Roger C. Smith; and $480,000 for W. Michael Pressley.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(a)	Shell company transactions.

None.

(b)	Exhibits.

10.1	Form of Seven-Year Stock Option Award with competition, solicitation and confidentiality provisions.
10.2	Form of Ten-Year Stock Option Award with competition, solicitation and confidentiality provisions.
10.3	Form of Performance Share Award Agreement with competition, solicitation and confidentiality provisions.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: March 3, 2015	/s/ Carol A. McCoy
Carol A. McCoy,
Vice President, Associate Counsel and Secretary

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